UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2012

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuel Tech, Inc.

27601 Bella Vista Parkway

Warrenville, IL 60555-1617

630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective March 9, 2012, the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took the following actions:

1. Award of 2011 Look-Back RSUs: Pursuant to the terms of the Company’s 2011 Executive Performance RSU Award Agreement (“2011 Agreement”) with each participating executive shown in the table below (“Participating Executive”), the Committee determined the actual number of “Look-Back” restricted stock units (“RSUs”) to be awarded to each Participating Executive. A copy of the form of the 2011 Executive Performance RSU Award Agreement (“2011 Agreement”) entered into between the Company and each of the Participating Executives is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on March 28, 2011 (“the March 28, 2011 8-K”.)

Name and Title	Target Look-Back RSUs Available	Actual Look-Back RSUs Granted
Douglas G. Bailey, President and Chief Executive Officer	16,000	16,000
Vincent J. Arnone, Executive Vice President, Worldwide Operations	8,000	8,000
David S. Collins, Senior Vice President, Treasurer and Chief Financial Officer	8,000	8,000
Robert E. Puissant, Executive Vice President, Marketing and Sales	8,000	8,000

2. Bonus Award. The Committee also determined to award to the Company’s President and Chief Executive Officer, Mr. Bailey, a one-time cash bonus of $160,185 under the Fuel Tech, Inc. Incentive Plan.

3. 2012 Executive Performance RSU Award Agreements and Target RSU Amounts: As authorized by Section 6.6 of the Fuel Tech, Inc. Incentive Plan, the Committee adopted a revised form of 2012 Executive Performance RSU Award Agreement (the “2012 Agreement”), to be used by the Company to provide each of the participating executives shown in the table below (each a “Participating Executive”) the opportunity to receive executive performance RSU awards, and authorized the Company to enter into the 2012 Agreement with each Participating Executive using the target RSU amounts shown in the table below.

The form and substance of the Company’s 2012 Agreement is substantively the same as the 2011 Agreement, the description of which in the March 28, 2011Form 8-K is incorporated by reference, except for the 2012 Agreement, a revised 2012 Peer Group of Companies was used and the amount of target

RSUs established for each Participating Executive in each category – Look-Back RSUs, TSR RSUs and Revenue RSUs – is as shown in the table below.

Name	Target Look-Back RSUs*	Target TSR Performance RSUs*	Target Revenue Growth RSUs*
Douglas G. Bailey, President and Chief Executive Officer	17,100	17,100	17,100
Vincent J. Arnone, Executive Vice President, Worldwide Operations	9,900	9,900	9,900
David S. Collins, Senior Vice President, Treasurer and Chief Financial Officer	9,000	9,000	9,000
Robert E. Puissant, Executive Vice President, Marketing and Sales	9,000	9,000	9,000

*	The amount of RSUs shown represents the target RSU amount for each category of RSUs. The actual amount of RSUs granted for each category can range from 0% to 100% for Look-Back RSUs and 0% to 150% for Revenue Growth or TSR Performance RSUs.

4. 2012 Executive Officer Incentive Plan. The Committee also adopted Fuel Tech’s 2012 Executive Officer Incentive Plan (the “EOIP”), including establishing the financial performance threshold for payout and the percentage of the incentive pool to be paid out to participants in the EOIP for 2012. Participation in the EOIP is limited to Fuel Tech’s President and Chief Executive Officer; Executive Vice President, Worldwide Operations; Executive Vice President, Marketing and Sales; and Senior Vice President, Treasurer and Chief Financial Officer (each a “Participant”). The Committee, in its business discretion, may subjectively decide to designate additional full-time senior management employees to be Participants in the EOIP after consideration of the recommendations of Fuel Tech’s Chief Executive Officer.

The 2012 EOIP is structured as follows:

•

2012 EOIP payouts are based on Fuel Tech’s performance in the three critical financial metrics defined below. An “Incentive Pool” may be created dependent on Fuel Tech’s financial performance pertaining to all or some of those metrics during the fiscal year. If the Incentive Pool is created, each Participant will be awarded his designated portion of the Incentive Pool by March 31, 2013.

•

Under the 2012 EOIP, a percentage of Adjusted EBITDA may be set aside in the Incentive Pool with respect to each fiscal year to provide for bonus payments based on performance in the following three categories: (i) Adjusted EBITDA, (ii) Revenue and (iii) APC Bookings. “Adjusted EBITDA” refers to earnings before interest expense, taxes, depreciation and amortization, profit sharing contributions, legal expenses out of the ordinary course of Fuel Tech’s business and incentive play (excluding sales commissions), “Revenue” refers to net sales, and “APC Bookings” refers to revenue from the sale of equipment or services in Fuel Tech’s APC line of business to which Fuel Tech has a contractual right pursuant to a purchase agreement executed after January 1, 2012.

•

No amounts will be payable under the 2012 EOIP unless Fuel Tech achieves the established minimum threshold of Adjusted EBITDA for 2012. Accordingly, if Fuel Tech’s financial performance for 2012 falls below the established minimum threshold of Adjusted EBITDA, there will be no payout under the 2012 EOIP of any kind, regardless of the annual Revenue or

APC Bookings achieved. If Fuel Tech’s minimum threshold of Adjusted EBITDA is met, however, the percentage of Adjusted EBITDA set aside in the Incentive Pool rises pro rata incrementally based on actual combined performance for the Adjusted EBITDA, Revenues, and APC Bookings financial metrics up to an upper limit cap.

•

For 2012, the minimum performance thresholds for Adjusted EBITDA, Revenue and APC Bookings were set at $14.5 million, $88 million and $45 million, respectively. If the Adjusted EBITDA performance threshold is met, 1.80% of Adjusted EBITDA will be funded into the Incentive Pool; assuming Fuel Tech achieved two of the three performance thresholds, 2.40% of Adjusted EBITDA will be funded into the Incentive Pool; and, assuming Fuel Tech achieves all three performance thresholds, 3.0% of Adjusted EBITDA will be funded into the Incentive Pool.

•

If the minimum thresholds above are met, the percentage of Adjusted EBITDA funded into the Incentive Pool for the Adjusted EBITDA metric will rise incrementally at a rate equal to 0.0583% for each additional $500,000 in Adjusted EBITDA, subject to an overall cap of 2.50%; the percentage of Adjusted EBITDA funded into the Incentive Pool for Revenue will rise incrementally at a rate equal to 0.0250% for each additional $2.5 million in Revenue, subject to an overall cap of 0.90%; and the percentage of Adjusted EBITDA funded into the Incentive Pool for APC Bookings will rise incrementally at a rate equal to 0.0375% for each additional $2.5 million in APC Bookings, subject to an overall cap of 0.90%. Accordingly, the highest possible funding percentage for the Incentive Pool under the 2012 EOIP is 4.30% of Adjusted EBITDA.

•

If the performance thresholds under the 2012 EOIP are met, the Incentive Pool will be divided in accordance with the following participation percentages: 38% of the Incentive Pool being awarded to the President and Chief Executive Officer; 22% to the Executive Vice President, Worldwide Operations; 20% to the Executive Vice President, Marketing and Sales; and 20% to the Senior Vice President, Treasurer and Chief Financial Officer.

•

Both the payout vesting and allocation percentages for each Participant under the 2012 EOIP are formulaic, and do not involve any subjective evaluation of the performance of the Participants or other exercise of discretion by the Committee.

•	The actual amounts of fiscal 2012 cash bonuses earned, if any, for the Participants in the EOIP will be reported in the Registrant’s proxy statement for its 2013 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)

Date: March 15, 2012

	By:	/s/ David S. Collins
David S. Collins
Senior Vice President, Treasurer and Chief Financial Officer